UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): February 17, 2006


                              PATRON SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                    000-25675                   88-0346441
(State or other jurisdiction        (Commission               (I.R.S. Employer
     of incorporation)              File Number)             Identification No.)


                        5775 FLATIRON PARKWAY, SUITE 230
                             BOULDER, COLORADO 80301
                (Address of Principal Executive Offices/Zip Code)


                                 (303) 541-1055
              (Registrant's telephone number, including area code)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         |_|      Written   communications   pursuant  to  Rule  425  under  the
                  Securities Act (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange ct (17 CFR 240.14d-2(b))

         |_| Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))


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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         On February 17, 2006, Patron Systems, Inc. (the "Registrant"), entered into an Employment Agreement with Braden Waverley. Mr. Waverley was engaged by the Registrant as its Chief Operating Officer for a term of 1 year, renewing annually unless earlier terminated by the Registrant or Mr. Waverley. Mr. Waverley will receive an annual salary of $200,000 and is entitled to participate in the Company's bonus, incentive, stock option, savings, welfare benefit and retirement plans as he becomes eligible. Mr. Waverley also received options, expiring February 16, 2016, to purchase 2,146,281 shares of the Registrant's Common Stock at an exercise price of $0.055 per share. Mr. Waverly's option vests 20% on February 17, 2006, and 1/48th of the balance on the last day of each month for the 48-month period following the date of grant until fully vested. Mr. Waverley may terminate his Employment Agreement in the event that he is not offered a promotion to Chief Executive Officer with a base salary of at least $220,000 on or before June 30, 2006.

         On February 17, 2006, Robert Cross resigned as the Registrant's Acting Chief Financial Officer.

         On February 17, 2006, the Registrant also entered into an Employment Agreement with Martin T. Johnson. Mr. Johnson was engaged by the Registrant as its Chief Financial Officer for a term of 1 year, renewing annually unless earlier terminated by the Registrant or Mr. Johnson. Mr. Johnson will receive an annual salary of $180,000 and is entitled to participate in the Company's bonus, incentive, stock option, savings, welfare benefit and retirement plans as he becomes eligible. Mr. Johnson also received options, expiring February 16, 2016, to purchase 766,529 shares of the Registrant's Common Stock at an exercise price of $0.055 per share. Mr. Johnson's option vests 20% on February 17, 2006, and 1/48th of the balance on the last day of each month for the 48-month period following the date of grant until fully vested.

         As Chief Operating Officer, Mr. Waverley's initial responsibilities will be to focus on effective marketing and product development programs and new channel strategies strategies. Previously, he has been an active advisor to start-up companies in technology services, distribution and software. Most recently he was President of Vsource, Inc., a publicly traded business process outsourcing firm. While at Vsource, Mr. Waverley was responsible for sales, marketing, solutions development, public and investor relations, and strategic planning. Under his leadership Vsource expanded account acquisition dramatically positioning the business for a successful sale to an Asian based investment group. Prior to Vsource, Mr. Waverley was with Dell Inc., where he was Vice President and General Manager in Dell's Canadian operations. With full P&L responsibility for the Consumer and Small Business Divisions, he grew the combined business unit to over $500 million in sales and the top market share position in Canada. Previously, he held marketing and general management posts for Dell's business throughout Asia-Pacific, where he grew a new business unit over five-fold, with sales in excess of $250 million. Prior to Dell, Mr. Waverley co-founded Paradigm Research, a successful management consulting firm specializing in business process automation and redesign strategies. Clients came from industries such as computer hardware, software and wireless technology. Earlier, he held operations and marketing management positions at Motorola, Inc. Mr. Waverley holds a bachelors degree from the University of Wisconsin at Madison, and a masters of business administration from the J.L. Kellogg Graduate School of Management at Northwestern University.

         As Chief Financial Officer, Mr. Johnson's initial focus will be cost controls and profitability. Since 2002, Mr. Johnson has been as an independent consultant providing financial, strategy and operations consulting services. From November 2000 to October 2001, he was Vice President for Planning and Business Development for Cabletron Systems, a provider of network hardware, network


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management software and consulting services. From September 1999 to August 2000, he was Senior Vice President, Chief Financial Officer for MessageMedia, Inc., a publicly-held e-mail messaging services and software company. From 1993 to 1999, he worked for Technology Solutions Company, a publicly-held management and information technology professional services firm. Initially, Mr. Johnson led the business case consulting practice serving as Vice President, Business Case Consulting, and from February 1994 was the firm's Senior Vice President and Chief Financial Officer. From 1990 to 1993, Mr. Johnson was Corporate Controller for The Marmon Group, Inc., a $4.5 billion autonomous association of over 70 independent member companies. From 1987 to 1990, he was Vice President-Finance and Chief Financial Officer of COMNET Corporation, a publicly-held computer software and computer services firm and was also Vice President-Finance and Chief Financial Officer for its publicly-held subsidiary, Group 1 Software, Inc.

         Neither of Messrs. Waverley and Johnson was or is a party to any transaction with the Registrant during the last two years in which either of Messrs. Waverley and Johnson had or has a direct or indirect material interest.

         On February 21, 2006, the Company issued a press release announcing the engagement of Messrs. Waverley and Johnson. The press release issued by the Company is attached to this Current Report on Form 8-K as Exhibit 99.1, and is incorporated herein by reference.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Not applicable.

         (d)      Exhibits.

                  The following exhibits are filed herewith:

                  EXHIBIT
                  NUMBER   DESCRIPTION
                  -------  -----------

                  10.1 Employment Agreement dated February 17, 2006, between Patron Systems, Inc. and Braden Waverley.

                  10.2 Employment Agreement dated February 17, 2006, between Patron Systems, Inc. and Martin Johnson.

                  10.3 Option Agreement dated February 17, 2006, between Patron Systems, Inc. and Braden Waverley.

                  10.4 Option Agreement dated February 17, 2006, between Patron Systems, Inc. and Martin Johnson.

                  99.1 Press Release issued by Patron Systems, Inc. on February 21, 2006.


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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                PATRON SYSTEMS, INC.



Date:    February 22, 2006               By:    /s/ Robert Cross
                                                --------------------------------
                                                Robert Cross
                                                Chief Executive Officer


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                                  EXHIBIT INDEX

EXHIBIT
NUMBER         DESCRIPTION
-------        -----------

10.1 Employment Agreement dated February 17, 2006, between Patron Systems, Inc. and Braden Waverley.

10.2 Employment Agreement dated February 17, 2006, between Patron Systems, Inc. and Martin Johnson.

10.3 Option Agreement dated February 17, 2006, between Patron Systems, Inc. and Braden Waverley.

10.4 Option Agreement dated February 17, 2006, between Patron Systems, Inc. and Martin Johnson.

99.1           Press  Release  issued by Patron  Systems,  Inc. on February  21,
               2006.


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